Exhibit 99.1

Certification Pursuant to
18 U.S.C. Section 1350
(as Adopted Pursuant to Section 906 of
the Sarbanes-Oxley Act of 2002)

In reference to the quarterly report on Form 10-Q for the quarter ending March 31, 2003 (the "Report"), as filed today by Stericycle, Inc. (the "Company") with the U.S. Securities and Exchange Commission, I, Mark C. Miller, the Company's President and Chief Executive Officer, certify as follows, pursuant to 18 U.S.C. 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002):

(a)the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(b)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark C. Miller
Mark C. Miller
President and Chief Executive Officer
Stericycle, Inc.

May 6, 2003